================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 16, 2005

                                   GEXA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Texas                     0-16179                76-0670175
  ----------------------------        ------------        -------------------
  (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)

         20 Greenway Plaza, Suite 600, Houston, Texas            77046
         --------------------------------------------          ----------
           (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code  (713) 470-0400


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01   OTHER EVENTS.

On February 15, 2005, Gexa Corp. (the "Company") issued a press release announcing that it will be offering its customers the option to select an energy product from renewable energy sources and is adding green energy to its range of product and service offerings. A copy of the press release is filed as
Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

99.1        Press Release issued by Gexa Corp. on February 15, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GEXA CORPORATION
                                                  ----------------
                                                  (Registrant)

Date February 16, 2005

                                                  /s/ David K. Holeman
                                                  -----------------------
                                                  David K. Holeman
                                                  Chief Financial Officer